EXHIBIT 99.1


FOR IMMEDIATE RELEASE

EARTH SCIENCES, INC.  ANNOUNCES YEAR-END RESULTS

LITTLETON, CO - April 8, 2004 - Earth Sciences, Inc. (OTCBB:ESCI) today announced financial results for the year ended December 31, 2003. In September 2003 the Company spun-off ADA-ES to is shareholders. The accompanying results reflect ADA-ES as a discontinued operation for the period shown. See attached tables.

For fiscal year 2003, revenues totaled $68,000 as compared to $74,000 in the prior year. The Company incurred operating losses of $146,000 and $90,000, in 2003 and 2002, respectively. Net loss was $189,000 or $(.01) per share compared to net income of $243,000 or $.01 per share last year.

Mark McKinnies, President of ESCI, stated, "Our revenues represent the minor sub-leasing activity at the Calgary facility. Results for 2003 were negatively impacted by the significant change in the Canadian exchange rate during the year, which added a non-cash expense of $128,000 for 2003 and a $92,000 provision for doubtful accounts. With the considerable effort of ADA-ES spin-off behind us, in 2004 we will focus on generating income from the Calgary facility."

Mr. McKinnies continued, "We expect to increase our sub-leasing activities and to generate cash through the sale of surplus equipment. If funding permits and other market conditions are favorable, we intend to evaluate further development work on our mineral prospects. The gold and diamond potential of the several areas in the Guyana shield of Venezuela appears to be exciting, but we will not expend further funds there until the political climate is more stable and conducive to U.S. investment."

About ESCI
Headquartered in Littleton, Colorado, ESCI is a diversified mineral exploration and development company with an idled chemical facility in Calgary for which it is seeking sub-lease and other activities. In September 2003, the Company spun-off to it shareholders its environmental technologies subsidiary, ADA-ES (OTCBB:ADES).

This press release may contain forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The United States Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements in this document that are based on information the Company believes reasonable, but such projections and statements involve significant uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including but not limited to changes in technology, laws or regulations, demand for the company's securities, and other factors discussed in the company's filings with the U.S. Securities and Exchange Commission.

Contact:
Earth Sciences, Inc.
Mark H. McKinnies, President
(303) 734-1727   www.earth-sciences.com

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Earth Sciences, Inc. News Release                                      Page 2
April 8, 2004

                     Earth Sciences, Inc. and Subsidiaries
                     Consolidated Statements of Operations
                (amounts in thousands, except per share amounts)


                                              Year Ended
                                              December 31,
	                                      2003      2002
REVENUES:
     Rental income                         $   68       74

COST AND EXPENSES:
    Operating costs                            33       50
    General and administrative                 89      114
    Provision for doubtful accounts            92       --
                                            -----    -----
             Total expenses                   214      164
                                            -----    -----
OPERATING LOSS                               (146)     (90)

OTHER INCOME (EXPENSE):
    Interest expense                         (107)    (138)
    Foreign currency translation and other   (128)       2
                                            -----    -----
     Total other income (expense)            (235)    (136)
                                            -----    -----
LOSS BEFORE DISCONTINUED OPERATIONS          (381)    (226)

INCOME FROM DISCONTINUED OPERATIONS           192      469
                                            -----    -----
NET (LOSS)INCOME                           $ (189)     243
                                           ======   ======
NET (LOSS)INCOME PER COMMON Share (Basic
   and Diluted):
  Loss before discontinued operations       $(.01)    (.01)
                                             ====     ====
  Discontinued operations                   $ .01      .02
                                             ====     ====
  Net (loss) income per share               $(.01)     .01
                                             ====     ====
WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING, adjusted (000's):            33,422   32,957
                                           ======   ======

See notes accompanying ESCI's consolidated financial statements in its Form 10-KSB for December 31, 2003.



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Earth Sciences, Inc. News Release                                      Page 3
April 8, 2004


                         Earth Sciences, Inc. and Subsidiaries
                             Consolidated Balance Sheets
                                (amounts in thousands)

                                                         12/31/03   12/31/02
                               ASSETS

CURRENT ASSETS:
  Cash, and cash equivalents                              $    83   $    --
  Accounts receivables, net of allowance for doubtful
   accounts                                                     1        35
  Prepaid expenses, inventory and other                        40        39
                                                             ----      ----
      Total current assets                                    124        74

MINERAL RIGHTS                                                338       338

INVESTMENT IN ADA-ES                                           --     2,989

OTHER ASSETS, net                                             395       396
                                                           ------    ------
TOTAL ASSETS                                              $   857  $  3,797
                                                           ======    ======

           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes payable, vendors                                  $   195  $    191
  Accounts payable                                             13        30
  Current portion long-term debt, related party                --       100
  Accrued expenses                                             22        36
                                                            -----     -----
      Total current liabilities                               230       357

LONG-TERM LIABILITIES:
  Other liabilities                                           238       329
  Notes payable, related party, net of current portion         --     1,050
  Deferred plant decommissioning                              696       634
                                                            -----     -----
	                                                        934     2,013
STOCKHOLDERS' EQUITY:
  Common stock, $.01 par value                                335       334
  Additional paid-in capital                               27,200    28,746
  Accumulated deficit                                     (26,005)  (25,816)
  Foreign currency translation adjustment                  (1,837)   (1,837)
                                                           ------    ------
Total stockholders' equity (deficit)                         (307)    1,427
                                                           ------    ------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $   857  $  3,797
                                                           ======    ======

See notes accompanying ESCI's consolidated financial statements in its Form 10-KSB for December 31, 2003.

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